SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2006 (April 14, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Seneca Gaming Corporation (SGC) today announced the resignation of SGC’s President and CEO, John Pasqualoni, to be effective as of July 31, 2006. Mr. Pasqualoni resigned in order to return to his home in New Jersey and spend time with his family.  A copy of the press release announcing Mr. Pasqualoni’s resignation is attached to this Current Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibit

99.1 Press Release Announcing Resignation of John Pasqualoni.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date:	April 20, 2006	/s/ Barry W. Brandon
Name: Barry W. Brandon
		Title:	Senior Vice President and General
Counsel

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release Announcing Resignation of John Pasqualoni.

*Filed herewith